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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                    SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)


              Delaware                                 23-1701520
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(State of incorporation or organization    (I.R.S. Employer Identification No.)


                          Great Valley Corporate Center
                               4 Country View Road
                           Malvern, Pennsylvania 19355
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               (Address of principal executive offices) (zip code)

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
If this form relates to the registration of a      If this form relates to the registration of a
class of debt securities and is effective upon     class of debt securities and is to become
filing pursuant to General Instruction A(c)(1)     effective simultaneously with the
please check the following box. / /                effectiveness of a concurrent registration
                                                   statement under the Securities Act of 1933
                                                   pursuant to General Instruction A(c)(2) please
                                                   check the following box. / /
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Securities to be registered pursuant to Section 12(g) of the Act:



                  CONVERTIBLE SUBORDINATED DEBENTURES DUE 2004
                                (Title of class)




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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant's Securities To Be Registered.

          Incorporated by reference to the Section entitled "Description of Debentures" contained in the Registrant's Registration Statement on Form S-3 filed with the Commission on October 9, 1997.

Item 2.   Exhibits.

          3.1 Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-3 filed with the Commision on September 1, 1993, File No. 33-65974).

          3.2 By-laws (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-3 filed with the Commision on September 1, 1993, File No. 33-65974).

          4. Form of Indenture relating to     % Convertible Subordinated
Debentures due 2004, including Form of Debenture (incorporated by reference to
Exhibit 4 to the Registrant's Registration Statement on Form S-3 filed with the Commission on October 9, 1997).
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                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    Registrant:

                                    SYSTEMS & COMPUTER TECHNOLOGY CORPORATION



                                    By: /s/ Richard A. Blumenthal
                                       ---------------------------------------
                                       Richard A. Blumenthal
                                       Senior Vice President, General Counsel
                                       and Secretary


Date: October 9, 1997